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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      October 1, 2007
      Date of Report (Date of earliest event reported):


     Commission File Number of issuing entity:  333-138237-02
                                             --------------------


                   CITIGROUP MORTGAGE LOAN TRUST 2007-AR1
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             (Exact name of issuing entity as specified in its charter)



     Commission File Number of depositor:         333-138237
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                    CITIGROUP MORTGAGE LOAN TRUST, INC.
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        (Exact name of depositor as specified in its charter)

                               CITIGROUP GLOBAL MARKETS REALTY CORP.
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              (Exact name of sponsor as specified in its charter)


                                    Delaware
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 (State or other jurisdiction of incorporation or organization of the issuing entity)


                                11-2418191
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                          (I.R.S. Employer Identification No.)



     390 Greenwich Street, New York, NY                                10013
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(Address of principal executive offices of the issuing entity)      (Zip Code)


                                (212) 816-6000
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                     (Telephone number, including area code)


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             (Former name, former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the


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      Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 6.02 - Change in Servicer or Trustee


Reference is made to proceedings (the "Proceedings") in the U.S. Bankruptcy Court for the District of Delaware involving HomeBanc Mortgage Corporation ("HomeBanc") as a debtor (HomeBanc Mortgage Corporation, a Delaware corporation, et al., Case No. 07-11080 (KJC)), the commencement of which was previously reported by the Registrant on Form 8-K on August 17, 2007. HomeBanc is an originator of, and until December 3, 2007 was a servicer of, a portion of the mortgage loans included in the Citigroup Mortgage Loan Trust Inc., Citigroup Mortgage Loan Trust 2007-AR1, Mortgage Pass-Through Certificates, Series 2007-AR1 transaction that closed on January 31, 2007.

Pursuant to the Proceedings, HomeBanc was authorized to sell the servicing rights relating to its mortgage loan servicing portfolio, and in connection therewith, to appoint an interim subservicer for the mortgage loans in such portfolio pending the completion of such sale. As authorized under the Proceedings, pursuant to a subservicing agreement effective October 1, 2007 HomeBanc appointed JPMorgan Chase Bank, N.A. ("JPMC") as its subservicer under the servicing agreement under which HomeBanc serviced a portion of the mortgage loans included in the Citigroup Mortgage Loan Trust 2007-AR1 mortgage pool, for CitiMortgage, Inc. as master servicer. During the period of HomeBanc's use of JPMC for interim subservicing, HomeBanc remained responsible for causing the servicing of the applicable mortgage loans to be conducted by JPMC in accordance with the terms of such servicing agreement, and HomeBanc retained some monitoring duties, as well as duties to pay certain compensating interest in connection with prepayment interest shortfalls on the applicable mortgage loans. On December 3, 2007 (the "Transfer Date"), the period of HomeBanc's use of JPMC for interim subservicing concluded, and as authorized under the Proceedings, in connection with the sale by HomeBanc to EMC Mortgage Corporation ("EMC") of the servicing rights relating to HomeBanc's mortgage loan servicing portfolio, the servicing of the aforementioned mortgage loans was transferred to EMC. From and after the Transfer Date, EMC will service, for CitiMortgage, Inc. as master servicer, the mortgage loans in the Citigroup Mortgage Loan Trust 2007-AR1 mortgage pool that were previously serviced by HomeBanc.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CITIGROUP MORTGAGE LOAN TRUST 2007-AR1
                                    (Issuing Entity)


                                    CitiMortgage, Inc.
                                    Master Servicer
                                    By:  /s/ Tommy Harris


                                    ----------------------------
                                     Tommy Harris
                                     Senior Vice President

Dated: January 18, 2008